Exhibit 10.115

HALO TECHNOLOGY HOLDINGS

Series E Subscription Agreement

January __, 2005

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Series E Subscription Agreement

HALO Technology Holdings
Attention: Ernest Mysogland
200 Railroad Avenue
Greenwich, CT 06830

Re: Subscription for Series E Preferred Stock

Gentlemen:

This Series E Subscription Agreement (this “Agreement”) sets forth the terms and conditions under which the undersigned investor (an “Investor,” and collectively with other investors, the “Investors”) agrees to purchase (i) shares (the “Shares”) of Series E Preferred Stock par value $.00001 per share (the “Series E Stock”) to be issued under the terms and conditions hereof by WARP Technology Holdings, Inc., a Nevada corporation operating under the name Halo Technology Holdings (“HALO” or the “Company”) and (ii) warrants (the “Warrants”) to acquire shares of the Company’s common stock, par value $.00001 per share (the “Common Stock”). The shares of Common Stock into which the Shares are convertible, or for which the Warrants are exercisable, are sometimes referred to herein as the “Conversion Shares.” The Shares, the Warrants and the Conversion Shares are referred to collectively as the “Securities.”

The undersigned investor understands that the Company is offering for sale up to [$10,000,000] of Shares. The undersigned understands that the Shares have the rights, privileges and preferences as set forth in the Certificate of Designation of the Series E Preferred Stock (the “Certificate”) substantially in the form attached hereto. The undersigned understands that the Warrants have the rights, privileges and preferences as set forth in the form of Warrant attached thereto. The undersigned further understands that the offering is being made without registration of any of the Securities under the Securities Act of 1933, as amended (the “Securities Act”) or otherwise, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1. Subscription. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for, and agrees to purchase, that amount of Shares and Warrants set forth in Appendix A hereto, the purchase price for which is payable as described in Section 4 hereof. The undersigned acknowledges that the Shares, the Warrants and the Conversion Shares, if issued by the Company, will be subject to restrictions on transfer as further set forth in this Agreement.

2. Acceptance of Subscription and Issuance of Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Subscriptions need not be accepted in the order received, and the Shares may be allocated among subscribers. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of the Company, at 10:00 a.m. on December [29], 2005 or at such other time and place as the Company shall designate by notice to the undersigned.

4. Payment of the Purchase Price. Payment for the Shares and Warrants shall be received by the Company from the undersigned by wire transfer of immediately available funds at or prior to the Closing, in an amount as set forth in the Signature Page to this Agreement (Appendix A hereto). The Company shall deliver the Shares and Warrants to the undersigned promptly upon completion of the Closing.

5. Representations, Warranties and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company and each officer, director, representative and agent of the Company that:

(a) In General:

(i) The undersigned has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

(ii) The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as an agent or otherwise for any other person.

(b) Information Concerning the Company:

(i) The undersigned has not been furnished any offering literature other than this Agreement and the Exhibits thereto and has relied only on the information contained therein, and in the Company Reports and Financial Statements.

(ii) The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, all the undersigned’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(iv) The undersigned understands that the purchase of the Securities involves various and substantial risks, including those outlined in the Company Reports and in this Agreement.

(v) The undersigned understands that no federal or state agency has passed upon the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(vi) The undersigned understands that estimates and projections like those contained in the Company Reports, by their nature, involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such projections or goals will be attained; and that the projections and estimates contained in the Company Reports should not be relied upon as a promise or representation of the future performance of the Company.

(c) Status of Undersigned:

(i) The undersigned has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Securities. To the extent necessary, the undersigned has retained, at the undersigned’s own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Securities.

(ii) The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D (“Regulation D”)under the Securities Act. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares and Warrants. The undersigned represents that the undersigned has completed the Accredited Investor Certificate contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof.

(d) Restrictions on Transfer or Sale of Securities:

(i) The undersigned is acquiring the Securities, solely for his, her or its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of any of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The undersigned understands that the Securities are and will be “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the “SEC”) provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Shares or the Conversion Shares (except for the registration rights granted hereunder and in the Investors’ Agreement), or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the SEC’s rules, the undersigned may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned. As a consequence, the undersigned understands that he, she or it must bear the economic risks of the investment in the Securities for an indefinite period of time.

(iii) Intentionally omitted.

(iv) The undersigned has not offered or sold any portion of the Securities purchased hereunder and has no present intention of dividing any such Securities with others or of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

(v) The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general advertising, such as media advertising or seminars.

(vi) The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering and to return the previously paid purchase price of the Securities without interest thereon, to the respective subscribers.

(vii) The undersigned has not used any person as a “Purchaser Representative” within the meaning of Regulation D to represent it in determining whether it should purchase the Securities.

6. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the amount of Securities specified herein and of the Company to sell the amount of Securities are subject to the satisfaction at or prior to the Closing of the following respective conditions precedent:

(a) With respect to the Company’s obligations to close, the representation and warranties of the undersigned contained in Section 5 hereof, shall be true and correct on and as of the Closing in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing;

(b) No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced and no investigation by any governmental authority shall have been threatened against the Company, or any of the officers or directors of the Company, seeking to restrain, prevent or change the transactions contemplated by this Agreement or any related agreement or seeking damages in connection with such transactions.

7. Obligations Irrevocable. The obligations of the undersigned hereunder to purchase the Securities shall be irrevocable, except with the consent of the Company; provided, however, if the Closing has not occurred within thirty (30) days after the date hereof, the undersigned may, upon written notice to the Company, revoke this Agreement.

8. Specific Performance. The undersigned acknowledges and agrees that in the event of any breach of this Agreement, the Company would be irreparably harmed and could not be made whole by monetary damages. The undersigned accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

9. Brokers. The undersigned has not entered into any agreement to pay any broker’s or finder’s fee to any Person with respect to this Agreement or the transactions contemplated hereby.

10. Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be deemed to be as of such earlier date) and shall survive the execution and delivery of this Agreement.

11. Miscellaneous.

(a) Registration Rights. No later than seventy five (75) days after the completion of the offering, the Company shall file with the SEC a registration statement on Form S-1 (or any other applicable form exclusive to this offering) covering the Conversion Shares and the common stock that the Issuer may elect to issue in payment of the dividends due on the Series E Preferred.

(b) Information Rights. Investors will be granted access to Company facilities and personnel during normal business hours and with reasonable advance notification. The Company will deliver to Investors annual, quarterly and monthly financial statements. The Company will request a non-disclosure agreement for all matters that are deemed non-public and will notify investors in writing if the Company deems the Investor in possession of non-public information.

(c) Follow-On Rights. Upon the completion of this offering, with a full round of investment of [$10,000,000], the Investors will have the right for 15 months to invest, in the aggregate, an additional [$10,000,000] in Common Stock of the Company, at $2.00 per share of Common Stock (as adjusted for stock splits, reverse splits, and stock dividends) or a 20% discount to the prior 30 day trading period, whichever is lower. Such right shall be exercised in writing by each Investor, with such Investor making such representations and warranties as reasonably required by the Company. Such writing must be accompanied by certified funds or wire transfer in the amount of the subsequent investment. Each Investor’s right shall be his, her or its pro rata amount of the initial offering. In the event the Company is acquired or merges into another entity in a transaction(s) where the shareholders of the Company do not control the Company after the transaction(s) this right will terminate. The rights under this section will terminate or expire as the case may be, without notice or penalty.

(d) No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(e) Amendments, Waivers and Consents. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company shall obtain consent thereto in writing from all of the Investors. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding anything to the contrary contained herein (x) no amendment, consent or waiver shall be effective to reduce the unanimous consent required above and (y) any amendment, consent or waiver shall apply to all the Investors and shall not discriminate against any particular Investor or Investors.

(f) Addresses for Notices. All notices, requests, demands and other communications provided for hereunder or under any Transaction Document shall be in writing (including telegraphic and facsimile communications with confirmation of receipt) and mailed, telegraphed or delivered to each applicable party at the address set forth on the signature page hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

If to any other holder of capital stock of the Company: at such holder’s address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at the addresses set forth on the signature page hereto or at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this Section.

If to the Company: at the address set forth on page 1 hereof, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section.

All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; electronic facsimile transmission; express overnight courier service; or registered or certified mail, return receipt requested) or telegraphed, and shall be considered to be delivered three (3) days after dispatch or upon receipt.

(f) Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Investors and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of all of the Securities.

(g) Prior Agreements. This Agreement, the Transaction Documents or other agreements executed and delivered herewith constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

(h) Severability. The provisions of this Agreement and the terms of the Securities are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the terms of the Securities shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the terms of the Securities, but this Agreement and the terms of the Securities shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

(i) Confidentiality. Each Investor agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement, or pursuant to visitation or inspection rights previously granted to any Investor, unless such information is known, or until such information becomes known, to the public; provided, however, that a Investor may disclose such information (i) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any of the Securities from such Investor as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, (iii) to any affiliate or partner of such Investor and (iv) as required by applicable law.

(j) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(k) Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(l) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

(m) Further Assurances. From and after the date of this Agreement, upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Transaction Documents.

(n) Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

(o) Expenses. The parties hereto shall pay their own costs and expenses in connection with the sale of the Securities pursuant to this Agreement, except that the Company shall pay the Investors an aggregate of $5,000 at Closing for legal fees and due diligence costs.

(p) Right to Convert. In the event that the Company completes or enters into agreements to sell equity securities on or before February 15, 2006, the Investor may convert the Securities into such other equity securities as if the Investor had invested the amount hereunder in such securities. The Company will provide the Investor will five business days notice of such right. The Investor will be required to execute and deliver all such transaction documents as required by the Company in order to convert the Securities into such other securities. If the Investor so converts, all rights in the Securities shall cease.

13. Additional Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

“Agreement” means this Subscription Agreement.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Transaction Documents” means this Subscription Agreement, the Series E Certificate of Designations, and the Warrants.

Appendix A — Signature Pages

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this day of , 2006.

__________________________	Address: ________________________
Signature of Investor	—
____________________________ Print Name of Investor —	Telephone: _________________
______________________________________	Facsimile: _________________
Print Title of individual signing on behalf of an	Email: ____________________
entity, if applicable
Investor’s Social Security or Federal Tax Identification Number: ___________________
Co-owner’s
_____________________________	Address: ________________________
Signature of Co-owner, if applicable	—
Co-Owner’s
Telephone: _________________
Co-Owners Social Security or Federal Tax	Facsimile: _________________
Identification Number: ___________________	Email: ____________________
If Joint Ownership, check one (all parties	If Investor is an entity, complete:
must sign above):	—
( ) Joint Tenants with Right of Survivorship	Legal Form of Entity
( ) Tenants in Common	—
( ) Community Property	Jurisdiction of Organization
If Fiduciary, check one:
( ) Trust ( ) Estate ( ) Power of Attorney ( ) Investment Adviser (with investment discretion) And identify beneficiaries:
_________________________________

Accepted and agreed as of      , 2005:

HALO Technology Holdings, Inc.

By:

Name:

Title:

CONSIDERATION TO BE DELIVERED

     Shares of Series E Preferred Stock

     Warrants

Amount to be Paid by Investor: $

Appendix B – Accredited Investor Certificate

The undersigned investor hereby certifies that he is an Accredited Investor as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933 (the “Act”). The specific category(s) of Accredited Investor applicable to the undersigned is checked below.

a. b. c. d. e.	an individual whose individual net worth, or joint net worth with that individual’s spouse, exceeds
$1,000,000 (including the value of homes, home furnishings and personal automobiles);
an individual who had an individual income in excess of $200,000 in 2003 and 2004 or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in 2005. For purposes of this offering, individual income shall equal adjusted gross income, as reported in the investor’s federal income tax return, less any income attributable to a spouse or to property owned by the spouse, and as may be further adjusted in accordance with the rules, regulations, and releases of the SEC;
a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small
Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if
the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

f. g.	an individual who is a director or executive officer of the Company; or an entity in which all of the equity owners are accredited investors as set forth above.

IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Certificate this day of , 2006.

Signature of Investor

Print Name of Investor

Print Title of individual signing on behalf of an entity, if applicable